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                                                                    EXHIBIT 10.w

STATE OF SOUTH CAROLINA             )                EIGHTH AMENDMENT
                                    )                       TO
COUNTY OF BEAUFORT                  )                CREDIT AGREEMENT

         THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT is made and entered into as of this 24th day of October, 1997, by and between WACHOVIA BANK, N.A. as Successor to The South Carolina National Bank, a national banking corporation chartered under the laws of the United States of America (the "Lender") and SEA PINES ASSOCIATES, INC., a South Carolina corporation ("SPA") and SEA PINES COMPANY, INC. (formerly known as Sea Pines Plantation Company, Inc.), a South Carolina corporation ("SPCO") (both SPA and SPCO hereinafter collectively referred to as the "Borrower").

                              W I T N E S S E T H:

         WHEREAS, the Lender and the Borrower previously entered into that certain Credit Agreement, dated November 17, 1987, in order to set forth the terms and conditions of the loan from the Lender to the Borrower in the original principal amount of Seventeen Million and 00/100 ($17,000,000.00) Dollars (hereinafter "Credit Agreement"); and

         WHEREAS, in connection with the execution of the Credit Agreement, and in order to secure the $17,000,000.00 loan ("17 MM Loan"), SPCO and the Lender entered into that certain Mortgage, Security Agreement, and Financing Statement, dated November 17, 1987 and recorded on November 17, 1987 in the RMC Office for Beaufort County, South Carolina ("RMC Office") in Mortgage Book 410 at Page 540 and recorded accompanying UCC-1 Financing Statements (hereinafter the "17 MM Mortgage"); and

         WHEREAS, in order to evidence the 17 MM Loan, the Borrower executed that certain Promissory Note, dated November 17, 1987, in the original principal amount of Seventeen Million and No/100 ($17,000,000.00) Dollars ("17 MM Note"); and

         WHEREAS, the Credit Agreement and the 17 MM Mortgage imposed certain conditions on the Borrower in regard to new loans and after-acquired Property; and

         WHEREAS, on January 17, 1992, the parties entered into that certain Amendment to Credit Agreement (hereinafter "Amendment to Credit Agreement") which set forth the terms and conditions of a Two Million Five Hundred Thousand and 00/100 ($2,500,000.00) Dollar line of credit which was


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made available to the Borrower as of January 17, 1992 ("2.5 MM Line of Credit"),
as well as incorporating into the Credit Agreement the terms and conditions of the Commitment Letter, the 7/22/91 Letter Agreement, and the 8/8/91 Letter Agreement (all as defined in the Amendment to Credit Agreement); and

         WHEREAS, in order to evidence the 2.5 MM Line of Credit, the Borrower did execute that certain Promissory Note, dated January 17, 1992, in favor of the Lender, in the original principal amount of $2,500,000.00 (hereinafter "2.5 MM Note"); and

         WHEREAS, in order to secure the 2.5 MM Note, the Borrower executed and delivered to the Lender that certain Mortgage and Security Agreement dated January 17, 1992 and recorded in the RMC Office for Beaufort County, South Carolina in Mortgage Book 499 at Page 980 (the "2.5 MM Mortgage"), which Mortgage provided for a first priority lien on certain property described therein (the "Property"); and

         WHEREAS, on March 20, 1992, the Borrower and Lender entered into that certain Second Amendment to Credit Agreement, which set forth the terms and conditions of the extension of the maturity date of the 2.5 MM Note to March 1, 1993 ("Second Amendment to Credit Agreement"); and

         WHEREAS, in connection with the Borrower and the Lender entering into the Second Amendment to Credit Agreement, the parties executed an Amendment to the 2.5 MM Note dated March 20, 1992 and the Amendment to 2.5 MM Mortgage dated March 20, 1992 and recorded in the RMC Office for Beaufort County, South Carolina in Mortgage Book 506 at Page 486; and

         WHEREAS, on April 26, 1993, the Borrower and Lender entered into that certain Third Amendment to Credit Agreement, which set forth the terms and conditions of the extension of the maturity date of the 2.5 MM Note to March 1, 1994 ("Third Amendment to Credit Agreement"); and

         WHEREAS, in connection with the Borrower and the Lender entering into the Third Amendment to Credit Agreement , the parties executed the Second Amendment to the 2.5 MM Note dated April 26, 1993 and the Second Amendment to
2.5 MM Mortgage dated April 26, 1993, and recorded in the RMC Office for Beaufort County, South Carolina in Book 544 at Page 292; and

         WHEREAS, on June 29, 1993, the Borrower and Lender entered into that certain Fourth Amendment to Credit Agreement recorded in the RMC Office for Beaufort County, South Carolina in Book 638 at Page 2219, which set forth the terms and conditions of the extension of the Maturity Date of the 17 MM Note to June 17, 1998 and amended the appropriate sections of the Credit Agreement, the Amendment to Credit Agreement, the Second Amendment to Credit Agreement, and the Third Amendment to Credit Agreement and all attendant Loan Documents; and


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         WHEREAS, in connection with the Borrower and the Lender entering into the Fourth Amendment to Credit Agreement, the parties executed the Amendment to the 17 MM Note dated June 29, 1993 and the Amendment to 17 MM Mortgage dated June 29, 1993, and recorded in the RMC Office for Beaufort County, South Carolina in Book 638 at Page 2212; and

         WHEREAS, pursuant to the Revolving Credit Agreement dated October 15, 1993, the Lender made a Twelve Million ($12,000,000.00) Dollar Line of Credit (the "12 MM Revolver") available to the Borrower and the parties entered into that certain Fifth Amendment to Credit Agreement dated October 15, 1993 and recorded in the RMC Office for Beaufort County, South Carolina in Book 659 at Page 1786 to provide for said 12 MM loan and that certain Second Amendment to 17 MM Mortgage dated October 15, 1993 and recorded in the RMC Office for Beaufort County, South Carolina in Book 659 at Page 1772; and

         WHEREAS, in order to evidence the 12 MM Revolver, the Borrower did execute that certain Promissory Note dated October 15, 1993, in favor of Lender, in the original principal amount of $12,000,000.00 (hereinafter "12 MM Note"); and

         WHEREAS, in order to secure the 12 MM Note, SPCO executed and delivered to the Lender that certain Mortgage, Security Agreement and Financing Statement dated October 15, 1993 and recorded in the RMC Office for Beaufort County, South Carolina in mortgage Book 659 at Page 1683 (the "12 MM Mortgage"), so as to evidence the security interest of the Lender in the Land and Improvements thereon (as defined in the 12 MM Mortgage); and

         WHEREAS, on March 15, 1994, the Borrower and the Lender entered into that certain Sixth Amendment to Credit Agreement, which set forth the terms of and conditions of the extension of the Maturity Date of the 2.5 MM Note to March 15, 1995; and

         WHEREAS, in connection with the Borrower and Lender entering into the Sixth Amendment to Credit Agreement, the parties executed the Third Amendment to the 2.5 MM Note dated March 15, 1994 and the Third Amendment to 2.5 MM Mortgage and Security Agreement dated March 15, 1994, and recorded in the RMC Office for Beaufort County, South Carolina in Book 697 at Page 1790; and

         WHEREAS, on March 15, 1995, the Borrower and the Lender entered into that certain Seventh Amendment to Credit Agreement, which set forth the terms of and conditions of the extension of the Maturity Date of the 2.5 MM Note to October 15, 1998 and the securing of additional collateral for the 17 MM Loan and the 2.5 MM Line of Credit; and

         WHEREAS, in connection with the Borrower and Lender entering into the Seventh Amendment to Credit Agreement, the parties executed the Third Amendment to the 17 MM Mortgage dated March 15, 1995 and recorded in the RMC Office for Beaufort County, South Carolina in Book 792 at Page 1223, the Fourth Amendment to the 2.5 MM Note, dated March 15, 1995, and the Fourth Amendment to 2.5 MM Mortgage and Security Agreement dated March 15,


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1995, and recorded in the RMC Office for Beaufort County, South Carolina in Book
792 at Page 1234; and

         WHEREAS, from time to time during the term of Credit Agreement, the Borrower and the Lender have entered into those certain Letter Agreements dated November 18, 1993, June 6, 1994, and June 16, 1995, March 19, 1997 and June 4,
1997, all of which are attached hereto at Exhibit "A" (the "Amendment Letters") which have modified or waived certain provisions of the Credit Agreement, the 17 MM Note, the 17 MM Mortgage, the 2.5 MM Note, the 2.5 MM Mortgage, the 12 MM Note, and the 12 MM Mortgage, all as amended; and

         WHEREAS, the Borrower and the Lender now wish to ratify and confirm the terms and conditions of the Amendment Letters and incorporate said terms and conditions into the Credit Agreement, the 17 MM Note, the 17 MM Mortgage, the
2.5 MM Note, the 2.5 MM Mortgage, the 12 MM Note, and the 12 MM Mortgage as applicable.

         WHEREAS, pursuant to the specific provisions of that certain Commitment Letter, dated August 28, 1997, from the Lender to the Borrower, as amended (hereinafter the "8/28/97 Commitment Letter") which is attached hereto at Exhibit "B," the terms of which are incorporated herein by reference, the Lender has agreed to extend the Maturity Date of the 17 MM Note, the 2.5 MM Note and the 12 MM Note to November 15, 1999; and

         WHEREAS, this Eighth Amendment to Credit Agreement is entered into in order to amend the appropriate sections of the Credit Agreement, the Amendment to Credit Agreement, the Second Amendment to Credit Agreement, the Third Amendment to Credit Agreement, the Fourth Agreement to Credit Agreement, the Fifth Amendment to Credit Agreement, the Sixth Amendment to Credit Agreement, the Seventh Amendment to Credit Agreement and other related Loan Documents referred to therein to reflect and incorporate the terms and provisions of the 8/28/97 Commitment Letter.

         NOW, THEREFORE, for and in consideration of Ten and 00/100 ($10.00) Dollars and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. WHEREAS CLAUSES. The above "Whereas" clauses are incorporated herein as if repeated verbatim.

         2. AMENDMENT. This document shall amend the terms and provisions of the Credit Agreement, the Amendment to Credit Agreement, the Second Amendment to Credit Agreement, the Third Amendment to Credit Agreement, the Fourth Amendment to Credit Agreement, the Fifth Amendment to Credit Agreement, the Sixth Amendment to Credit Agreement and the Seventh Amendment to Credit Agreement as hereinafter provided. Except as specifically amended in this document, the terms of the Credit Agreement, the Amendment to Credit Agreement, the Second Amendment to Credit Agreement, the Third Amendment to Credit Agreement, the Fourth


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Amendment to Credit Agreement, the Fifth Amendment to Credit Agreement, the
Sixth Amendment to Credit Agreement, the Seventh Amendment to Credit Agreement and the attendant Loan Documents described in each agreement, as amended to date, are hereby ratified and shall remain unchanged and in full force and effect. All capitalized terms herein shall have the same meaning as in the Credit Agreement, as amended, except as otherwise stated.

         3. EXTENSION OF MATURITY DATES. The Maturity Date of the 17 MM Note of June 17, 1998 set forth for the Fourth Amendment to Credit Agreement and the Amendment to the 17 MM Note is hereby deleted and the date of November 15, 1999 is hereby inserted as the "Maturity Date" throughout the 17 MM Note. The Maturity Date of the 2.5 MM Note of October 15, 1998 set forth in the Seventh Amendment to Credit Agreement and the Fourth Amendment to 2.5 MM Note is hereby deleted and the date of November 15, 1999 is hereby inserted as the "Maturity Date" throughout the 2.5 MM Note. The final Maturity of Date of October 15, 1998 set forth in the 12 MM Note is deleted and the date of November 15, 1999 is hereby inserted as the AMaturity Date@ throughout the 12 MM Note. The Borrower and the Lender acknowledge and agree that the principal balance outstanding as of the date hereof of the 17 MM Loan, subject to the within amendments, is $11,118,566.17. The Borrower and the Lender acknowledge and agree that the principal balance outstanding as of the date hereof of the 2.5 MM Loan, subject to the within amendments, is $983,000.00. The Borrower and the Lender acknowledge and agree that the principal balance outstanding as of the date hereof of the 12 MM Loan, subject to the within amendments, is $6,750,000.00.

         4. REPAYMENT. The principal payments due under the 17 MM Note shall be modified as herein provided and shall become effective as of October 18, 1997. Interest shall continue to be paid monthly on the principal balance outstanding, based on the interest rate in effect and the number of days elapsed as provided in the First Amendment to 17 MM Note, as amended by the Amendment Letters of June 6, 1994 and June 16, 1995. The schedule of principal payments set forth in the Fourth Amendment to Credit Agreement is hereby deleted and the following shall be substituted in lieu thereof:

                  May 17, 1998 through October 17, 1998:
                           $135,000.00 per month;

                  May 17, 1999 through October 17, 1999:
                           $135,000.00 per month.

         5. PARAGRAPH 9A. The covenants set forth in paragraph 9a of the Fourth Amendment to Credit Agreement dated June 29, 1993 regarding the minimum current ratio requirement of 1.2 and the minimum working capital requirement of $1,000,000.00 are hereby deleted. All other covenants contained in paragraph 9a of the Fourth Amendment to Credit Agreement shall remain unchanged and are hereby ratified by the parties hereto.


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         6. AMENDMENT LETTERS. By execution hereof, the parties ratify and confirm the terms and conditions of the Amendment Letters and incorporate said Amendment Letters into the Credit Agreement, as amended.

         7. CONDITIONS PRECEDENT TO EXECUTION OF THE EIGHTH AGREEMENT TO CREDIT AGREEMENT. The Lender shall have received, on or before the day of the execution of this Eighth Amendment to Credit Agreement, the following instruments, certificates, policies, and/or documents which shall be incorporated into and included among documents in the definition of the 17 MM Loan Documents, 2.5 MM Line of Credit Loan Documents and the 12 MM Revolver Loan Documents, each dated the date of execution of this Eighth Amendment to Credit Agreement, in a form satisfactory to the Lender and at the Borrower's expense:

         A. Commitment Letter. The Commitment Letter dated August 28, 1997, as amended by the letter of October 17, 1997, executed by Borrower;

         B. Fourth Amendment to 17 MM Mortgage. The Fourth Amendment to the 17 MM Mortgage duly executed by the Borrower and the Lender.

         C. Second Amendment to 17 MM Note. The Second Amendment to 17 MM Note duly executed by the Borrower and the Lender.

         D.       Fifth Amendment to 2.5 MM Mortgage. The Fifth Amendment to the
                  2.5 MM Mortgage duly executed by the Borrower and the Lender.

         E. Fifth Amendment to 2.5 MM Note. The Fifth Amendment to 2.5 MM Note duly executed by the Borrower and the Lender.

         F. First Amendment to 12 MM Mortgage. The First Amendment to the 12 MM Mortgage duly executed by the Borrower and the Lender.

         G. First Amendment to 12 MM Note. The First Amendment to 12 MM Note duly executed by the Borrower and the Lender.

         H. Corporate Resolution. A duly certified Corporate Resolution from Borrower duly authorizing the Borrower to obtain this Eighth Amendment to Credit Agreement, authorizing designated officers to execute all documents necessary to consummate this Eighth Amendment to the Credit Agreement (as set forth in the 8/28/97 Commitment Letter).

         I. Certificate of Compliance with South Carolina Department of Revenue. Certificate of Compliance with South Carolina Department of Revenue evidencing SPA's and SPCO's payment of current taxes.


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         J.       Outstanding Loan Fees. On the date of closing, the Borrower shall pay the outstanding loan fees contained in paragraph 9 hereof.

         8. COLLATERAL AND SECURITY. The Collateral necessary for the 17 MM Loan is a first priority mortgage on the Property (as defined in the 17 MM Mortgage) and a first priority security interest in the improvements thereon. The necessary documentation to evidence the first priority security interest of the Lender in the Property and the improvements thereon are set forth in Section 2 of the Credit Agreement and Section 6 of the Fourth Amendment to Credit Agreement. The execution and recordation of the Fourth Amendment to 17 MM Mortgage, the Fifth Amendment to 2.5 MM Mortgage and First Amendment to 12 MM Mortgage shall not be construed so as to affect the priority of the 17 MM Mortgage and the attendant 17 MM Loan Documents. Upon recordation of the Fourth Amendment to 17 MM Mortgage, Fifth Amendment to 2.5 MM Mortgage and First Amendment to 12 MM Mortgage, the Borrower shall deliver to the Lender Lawyers Title Insurance Company policies replacing Chicago Title Insurance Policy Numbers 41 0246 61 000167, 41 0246 02 000001 and 41 0246 92 000343, which policies shall (a) amend the Date of the Policy to bring such date current as the recordation of the Fourth Amendment to 17 MM Mortgage, the Fifth Amendment to 2.5 MM Mortgage and the First Amendment to 12 MM Mortgage, (b) add the Fourth Amendment to 17 MM Mortgage, the Fifth Amendment to 2.5 MM Mortgage and First Amendment to 12 MM Mortgage as insured instruments under Schedule A, (c) amend Schedule B to provide for coverage regarding taxes and assessments for the year 1997, and (d) provide for such other matters as the Lender, in it sole discretion, may require.

         9. REPRESENTATIONS AND WARRANTIES. The Borrower hereby restates to the Lender the terms and conditions of Section 10 in the Amendment to the Credit Agreement, as well as each and every warranty and representation set forth in
Article III, Section 3.01 of the Credit Agreement, and reaffirms the Covenants of the Borrower contained in Article IV of the Credit Agreement, specifically including the 17 MM Loan Documents, the 2.5 MM Loan Documents, the 12 MM Loan Documents, as amended, this Eighth Amendment to Credit Agreement and actions taken by the Borrower in conjunction therewith as amended by that certain Officers Certificate of even date herewith.

         10. CLOSING COSTS. All costs associated with this Eighth Amendment to Credit Agreement shall be paid by the Borrower and all expenses incurred in connection with the closing of this Eighth Amendment to Credit Agreement (as required by the 8/28/97 Commitment Letter) including the Lender's counsel fees, recording costs and premiums for the endorsement of the above referenced title insurance policies shall be paid by the Borrower. Furthermore, the Borrower agrees to pay to the Lender Seventeen Thousand Five Hundred ($17,500.00) Dollars of earned but unpaid loan fees associated with the 12 MM Revolver. This amount shall be due and payable upon execution of this Eighth Amendment to Credit Agreement.

         11. AMENDMENT AND MODIFICATION. This Eighth Amendment to Credit Agreement shall not be further amended or modified unless any such amendment or modification is set forth in writing and executed by the Lender and the Borrower.


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         IN WITNESS WHEREOF, the Borrower has duly executed this Eighth
Amendment to Credit Agreement, and the Lender has caused this Agreement to be executed by its duly authorized officer, as of the date first above written.

WITNESSES:                             BORROWER:

                                       SEA PINES ASSOCIATES, INC.

Connie Smith                           By:     C. W. Flynn
----------------------------------             ---------------------------------
                                       Its:    Chairman
                                               ---------------------------------

Jennifer Bialocki-Prynada              Attest: Angus Cotton
----------------------------------             ---------------------------------
                                       Its:    Secretary
                                               ---------------------------------



                                       SEA PINES COMPANY, INC.
                                       (formerly known as Sea Pines Plantation
                                       Company, Inc.)

Connie Smith                           By:     Michael E. Lawrence
----------------------------------             ---------------------------------
                                       Its:    President
                                               ---------------------------------

Jennifer Bialocki-Prynada              Attest: Steven P. Birdwell
----------------------------------             ---------------------------------
                                       Its:    Secretary
                                               ---------------------------------



                                       LENDER:

                                       WACHOVIA BANK, N.A.
                                       (as Successor to The South Carolina
                                       National Bank)

Birdie Sargent                         By:     William D. Priester
----------------------------------             ---------------------------------
                                       Its:    Asst. Vice President
                                               ---------------------------------

Marla S. Nasuti                        Attest: Douglas E. Stetson
----------------------------------             ---------------------------------
                                       Its:    Vice President
                                               ---------------------------------


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STATE OF SOUTH CAROLINA             )
                                    )                PROBATE
COUNTY OF BEAUFORT                  )

         PERSONALLY appeared before me Birdie Sargent who, on oath says that
(s)he saw the within-named WACHOVIA BANK, N.A. (as Successor to The South Carolina National Bank) by its appropriate officers, sign, seal, and as its act and deed, deliver the within-written Eighth Amendment to Credit Agreement, and that (s)he with witnessed the execution thereof.

                                                     Birdie Sargent
                                                     ---------------------------


SWORN to before me this 27th day
of October, 1997.


Marla S. Nasuti
------------------------------------
Notary Public for South Carolina
My Commission Expires: Oct. 10, 1998
                       -------------


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STATE OF SOUTH CAROLINA             )
                                    )                PROBATE
COUNTY OF BEAUFORT                  )

         PERSONALLY appeared before me Connie Smith, who, on oath, says that
(s)he saw the within-named SEA PINES COMPANY, INC., by its appropriate officers, sign, seal, and as its act and deed, deliver the within-written Eighth Amendment to Credit Agreement, and that (s)he with Jennifer Bialocki-Prynada witnessed the execution thereof.

                                                     Connie Smith
                                                     ---------------------------

SWORN to before me this 24th day
of October, 1997.


Jennifer Bialocki-Prynada
-------------------------------------
Notary Public for South Carolina
My Commission Expires: Sept. 30, 2004
                       --------------


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STATE OF SOUTH CAROLINA             )
                                    )                PROBATE
COUNTY OF BEAUFORT                  )

         PERSONALLY appeared before me Connie Smith who, on oath says that (s)he saw the within-named SEA PINES ASSOCIATES, INC., by its appropriate officers, sign, seal, and as its act and deed, deliver the within-written Eighth Amendment to Credit Agreement, and that (s)he with Jennifer Bialocki-Prynada witnessed the execution thereof.

                                                     Connie Smith
                                                     ---------------------------

SWORN to before me this 24th day of October, 1997.


Jennifer Bialocki-Prynada
-------------------------------------
Notary Public for South Carolina
My Commission Expires: Sept. 30, 1997
                       --------------


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